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Exhibit 10.27

Edwards Lifesciences Corporation

Officer Perquisite Program Guidelines
(as of January 2008)

        Edwards Lifesciences provides its corporate officers with a comprehensive perquisites program. The program is reviewed periodically by the Compensation and Governance Committee of the Board of Directors (the "Compensation Committee") to ensure that the program components and reimbursement levels remain competitive. The various program components are described below including the manner of payment or reimbursement.

        Participation in the Officer Perquisite Program is effective from date the individual becomes a corporate vice president (or higher position) to the date an individual ceases to be a corporate vice president (or higher position). Throughout this document, the term "officer" shall mean such individual.

        Note that information and guidance contained in these Guidelines are subject to all applicable laws and regulations.

Tax Consequences

        Amounts paid or reimbursed through the Officer Perquisites Program constitute taxable income to the officers. An officer will not be grossed-up for any taxes due upon the receipt of a taxable benefit.

Flexible Allowance

        An important feature of the perquisites program is a flexible allowance that is established to recognize our diverse officer group. Subject to such changes as may be made from time to time by the Compensation Committee, each officer (except for the Chief Executive Officer) is entitled to a $20,000 annual flexible allowance, and the Chief Executive Officer is entitled to a $40,000 annual flexible allowance. The annual flexible allowance is stated in the officer's Total Compensation Statement.

        Expenses that are to be reimbursed under the flexible allowance are identified under each of the different program elements.

        Unless stated otherwise, payments or reimbursements processed under the flexible allowance feature are considered taxable income and will be reported on the individual officer's W-2 (or any other such similar form).

I.     CAR ALLOWANCE

        Officers will receive a monthly stipend to reimburse them for car-related expenses. This allowance is intended to cover expenses related to the lease or purchase, insurance, and maintenance of a vehicle, and will be reported as taxable income. Please note that the car allowance covers mileage for business use. Consequently, business mileage cannot be claimed for reimbursement. The car allowance is included in the officer's regular paycheck.

II.    AIRLINE CLUBS/ FIRST CLASS AIR

        First Class Air Travel.    Officers are eligible to use first class air travel for business reasons.

        Airline First Class Upgrades.    Airlines often permit individuals to purchase upgrade tickets for a nominal fee that allow a passenger to fly first class if seats are available on the flight. Officers will be reimbursed for any business-related airline upgrades.

        Airline Clubs.    Officers can maintain membership in airline clubs that provide airport meeting facilities that are useful for conducting job-related business.

        Flexible Allowance:    Airline club dues are covered under the flexible allowance. Please submit receipts for reimbursement to Executive Assistant, Human Resources (Irvine, MLE 23).

        Reimbursement for first class air travel and first class upgrades for business travel and for other business expenses related to the business use of airline club facilities should be submitted on an expense report to Accounts Payable. The expense report for reimbursement of business-related expenses for the use of airline club facilities must clearly state:

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  Full names and titles of attendees

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  Date of meeting

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  Specific business purpose of meeting

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  Place of meeting

        Consistent with company policy, corporate airline partners should be used for all business-related travel.

III.  CELLULAR PHONE

        The Company provides an allowance for expenses resulting from the purchase, installation and business use of a cellular telephone.

        Flexible Allowance:    Reimbursement of expenses related to the purchase and installation of a cellular phone should be submitted to Executive Assistant, Human Resources, as part of the flexible allowance.

        Reimbursement for business-related calls should be requested through expense reports submitted to Accounts Payable. Any incidental personal use of the cellular phone should be excluded from the expense report and highlighted in the original phone company statement.

IV.    CLUB MEMBERSHIPS

        In order to maintain customer relations and properly reflect the Company's image, the Company's policy is to maintain memberships in various and diverse business, dining, country, and social clubs. Since most such clubs do not provide for corporate memberships, the Company's policy is to enable officers to represent the Company's interests by becoming members in such organizations.

        Business and Dining Clubs.    The Company will reimburse the cost of maintaining membership in organizations that provide substantial visibility within the business community and are useful for conducting job-related business.

        Country, Golf and Social Clubs.    The Company will reimburse the cost of maintaining membership in organizations that provide substantial visibility within the business community and are useful for conducting job-related business. Because the primary goal of membership in these clubs is to conduct business with customers who are visiting an Edwards facility, these clubs should be local to the office of the individual officer.

        Flexible Allowance:    Initiation fees and membership dues are covered under the flexible allowance. Please submit receipts for reimbursement to Executive Assistant, Human Resources.

        Reimbursement for other expenses related to the business use of club facilities should be submitted on an expense report to Accounts Payable. The expense report for reimbursement of business-related expenses must clearly state:

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  Full names and titles of attendees

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  Date of meeting

  •
  Specific business purpose of meeting

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  Place of meeting

V.     ATHLETIC/HEALTH CLUB MEMBERSHIP

        Executive wellness is important for the Company to achieve success. To help maintain the executive's personal health, the Company will reimburse the cost of maintaining membership in an athletic or health club.

        Flexible Allowance:    Initiation fees and membership dues are covered under the flexible allowance. Please submit receipts for reimbursement to Executive Assistant, Human Resources.

VI.   FINANCIAL PLANNING/ESTATE PLANNING/TAX COUNSELING/TAX PREPARATION

        This allowance covers expenses resulting from financial planning, estate planning, tax return preparation, and related matters..

        Flexible Allowance:    Please submit receipts for reimbursement under the flexible allowance to Executive Assistant, Human Resources.

VII. HOME OFFICE EQUIPMENT

        Flexible Allowance:    Expenses related to set up and maintenance of a home business office are covered under the flexible allowance. These expenses include:

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  Purchase of home office furniture

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  Purchase of a personal computer

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  Additional phone lines which may be necessary to operate office equipment

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  Home fax line

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  DSL/Cable connection for home office PC

        Sample list of excluded expenses: Construction costs to remodel home to accommodate a home office, and installation and maintenance of a home security system.

        All receipts for such business purpose should be itemized and submitted for reimbursement to Executive Assistant, Human Resources.

VIII.  SPOUSAL TRAVEL

        Flexible Allowance:    If an officer takes a spouse to a business function where spousal attendance is optional, the Company will reimburse the cost of spousal travel under the flexible allowance. This is treated as taxable income to the officer. Please submit receipts to Executive Assistant, Human Resources, for reimbursement.

        The Company recognizes that there are occasions when a spouse's attendance is required at a function or event. The Company will reimburse the cost of spousal attendance at approved events or functions. This is also generally treated as taxable income to the officer. Please submit an expense report to Accounts Payable for reimbursement.

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  Exhibit 10.27
Edwards Lifesciences Corporation